UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2026
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Rd Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 24, 2026, on the recommendation of its Nominating and Corporate Governance Committee, the Boards of Directors of HBT Financial, Inc. (the “Company”) and Heartland Bank and Trust Company (collectively, the “Boards”) increased the size of their respective Boards and appointed Michael J. Morton to the Boards, effective April 1, 2026. Mr. Morton's initial term will expire at the Company's 2026 Annual Meeting of Stockholders, at which he will be eligible for re-election. Mr. Morton was not appointed to serve on any committees of the Boards at this time.
Mr. Morton, age 63, most recently served as Vice Chair of U.S. Commercial Banking at the Bank of Montreal (“BMO”) from 2020 to 2023, where he was responsible for staff development and risk oversight across multiple states and offices. He also served as Executive Vice President and Chief Credit Officer of MB Financial, Inc. (“MB Financial”) from 2014 to 2019. Prior to BMO and MB Financial, Mr. Morton held various roles at several Chicagoland financial institutions and has nearly 40 years of banking experience. Mr. Morton received a BS from Illinois State University and an MBA from DePaul University.
There are no arrangements or understandings between Mr. Morton and any other persons pursuant to which he was appointed as a director. There are also no family relationships between Mr. Morton and any director or executive officer of the Company, and he has no direct or material indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Morton will be compensated for his service in accordance with HBT Financial's non-employee director compensation program on the same basis as other non-employee directors, as described in HBT Financial’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 9, 2025.
Item 7.01. Regulation FD Disclosure.
On March 25, 2026, HBT Financial issued a press release announcing the appointment of Mr. Morton to the Boards. A copy of the press release is furnished as Exhibit 99.1 to this Report, which is incorporated by reference herein.
The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except to the extent required by applicable law or regulation.
Item 9.01. Financial Statements and Exhibits.
Exhibit Number    Description of Exhibit
99.1    Press Release dated March 25, 2026.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: March 25, 2026